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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement to our report dated January 24, 1996, incorporated by reference in ServiceMaster Limited Partnership's Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Chicago, Illinois January 15, 1997